UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2026

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GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40470 (Commission File Number)	86-2098312 (IRS Employer Identification No.)

Two American Lane Greenwich, Connecticut		06831
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange
3.750% Notes due 2030	GXO/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(1)The 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of GXO Logistics, Inc. (the “Company”) was held on May 20, 2026.

(2)At the 2026 Annual Meeting, the stockholders voted to (1) elect ten (10) members of our Board of Directors for a term to expire at the 2027 annual meeting of stockholders or until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and (3) approve the advisory vote on the executive compensation of the Company’s named executive officers.

a.Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Byrne	93,636,558	4,101,324	45,046	5,670,895
Marlene Colucci	91,397,203	6,328,919	56,806	5,670,895
Todd Cooper	90,471,402	7,271,615	39,911	5,670,895
Matthew Fassler	62,734,853	35,010,544	37,531	5,670,895
Patrick Kelleher	96,594,477	1,148,924	39,527	5,670,895
Michael Kneeland	96,103,384	1,640,342	39,202	5,670,895
Julio Nemeth	87,186,437	10,556,889	39,602	5,670,895
Torsten Pilz, Ph.D.	91,031,632	6,710,743	40,553	5,670,895
Laura Wilkin	91,890,986	5,852,265	39,677	5,670,895
Kyle Wismans	96,788,461	956,595	37,872	5,670,895

b.Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,234,386	30,899	188,538	0

c.Advisory Vote to Approve Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,052,491	34,140,914	2,589,523	5,670,895

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2026	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
	Name:	Karlis P. Kirsis
	Title:	Chief Legal Officer